Exhibit 99.B(h)(7)(c)(i)

AMENDED SCHEDULE A

with respect to the

AMENDED AND RESTATED
ISS PROXY VOTING FEE ALLOCATION AGREEMENT

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

FUND

ING EQUITY TRUST

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING Equity Dividend Fund
ING Financial Services Fund

ING Fundamental Research Fund

ING INFRASTRUCTURE DEVELOPMENT EQUITY FUND

ING Index Plus LargeCap Equity Fund
ING Index Plus LargeCap Equity Fund II

ING Index Plus LargeCap Equity Fund III

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING Index Plus LargeCap Equity Fund IV
ING Index Plus LargeCap Equity Fund V

ING Index Plus LargeCap Equity Fund VI

ING INVESTORS TRUST

ING Index Plus LargeCap Equity Fund VII	ING AllianceBernstein Mid Cap Growth Portfolio(1)
ING LargeCap Growth Fund	ING American Funds Asset Allocation Portfolio(1)
ING MidCap Opportunities Fund	ING American Funds Bond Portfolio(1)
ING Opportunistic LargeCap Fund	ING American Funds Growth Portfolio(1)
ING Principal Protection Fund VIII	ING American Funds Growth-Income Portfolio(1)
ING Principal Protection Fund IX	ING American Funds International Portfolio(1)
ING Principal Protection Fund X	ING BlackRock Inflation Protected Bond Portfolio
ING Principal Protection Fund XI	ING BlackRock Large Cap Growth Portfolio(1)
ING Principal Protection Fund XII	ING BlackRock Large Cap Value Portfolio(1)
ING Real Estate Fund	ING Disciplined Small Cap Value Portfolio
ING SmallCap Opportunities Fund	ING Evergreen Health Sciences Portfolio(1)
ING SmallCap Value Multi-Manager Fund	ING Evergreen Omega Portfolio(1)
ING Value Choice Fund	ING FMRSM Diversified Mid Cap Portfolio(1)
ING Franklin Income Portfolio

ING FUNDS TRUST

ING Franklin Mutual Shares Portfolio(1)
ING Classic Money Market Fund	ING Focus 5 Portfolio
ING GNMA Income Fund	ING Global Real Estate Portfolio
ING High Yield Bond Fund	ING Global Resources Portfolio(1)
ING Institutional Prime Money Market Fund	ING Goldman Sachs Commodity Strategy Portfolio
ING Intermediate Bond Fund

(1) Under the terms of the Management Agreement between ING Investors Trust and Directed Services LLC, the Fund is subject to a “unified fee” arrangement.  Accordingly, the portion of SCAS Fees allocated to the Fund under the Agreement will be borne directly by Directed Services LLC as provided in the Management Agreement.

ING International Growth Opportunities Portfolio(1)

ING MAYFLOWER TRUST

ING Janus Contrarian Portfolio(1)	ING International Value Fund
ING JPMorgan Emerging Markets Equity Portfolio(1)

ING JPMorgan Small Cap Core Equity Portfolio(1)

ING MUTUAL FUNDS

ING JPMorgan Value Opportunities Portfolio	ING Asia-Pacific Real Estate Fund
ING Julius Baer Foreign Portfolio(1)	ING Disciplined International SmallCap Fund
ING Legg Mason Value Portfolio(1)	ING Emerging Countries Fund
ING Limited Maturity Bond Portfolio(1)	ING Emerging Markets Fixed Income Fund
ING Liquid Assets Portfolio(1)	ING European Real Estate Fund
ING Lord Abbett Affiliated Portfolio(1)	ING Foreign Fund
ING Marsico Growth Portfolio(1)	ING Global Bond Fund
ING Marsico International Opportunities Portfolio	ING Global Equity Dividend Fund
ING MFS Total Return Portfolio(1)	ING Global Natural Resources Fund
ING MFS Utilities Portfolio	ING Global Real Estate Fund
ING Multi-Manager International Small Cap Portfolio	ING Global Value Choice Fund
ING Oppenheimer Active Asset Allocation Portfolio	ING Greater China Fund
ING Oppenheimer Main Street Portfolio®(1)	ING Index Plus International Equity Fund
ING PIMCO Core Bond Portfolio(1)	ING International Capital Appreciation Fund
ING PIMCO High Yield Portfolio(1)	ING International Equity Dividend Fund
ING Pioneer Equity Income Portfolio	ING International Growth Opportunities Fund
ING Pioneer Fund Portfolio(1)	ING International Real Estate Fund
ING Pioneer Mid Cap Value Portfolio(1)	ING International SmallCap Multi-Manager Fund
ING Stock Index Portfolio(1)	ING International Value Opportunities Fund
ING T. Rowe Price Capital Appreciation Portfolio(1)	ING Russia Fund
ING T. Rowe Price Equity Income Portfolio(1)
ING Templeton Global Growth Portfolio(1)

ING PARTNERS, INC.

ING Van Kampen Capital Growth Portfolio(1)	ING American Century Large Company Value Portfolio
ING Van Kampen Global Franchise Portfolio(1)	ING American Century Small-Mid Cap Value Portfolio
ING Van Kampen Global Tactical Asset Allocation Portfolio	ING Baron Asset Portfolio
ING Van Kampen Growth and Income Portfolio(1)	ING Baron Small Cap Growth Portfolio
ING Van Kampen Real Estate Portfolio(1)	ING Columbia Small Cap Value II Portfolio
ING VP Index Plus International Equity Portfolio	ING Davis New York Venture Portfolio
ING Wells Fargo Disciplined Value Portfolio(1)	ING Fidelity® VIP Contrafund® Portfolio
ING Wells Fargo Small Cap Disciplined Portfolio	ING Fidelity® VIP Equity-Income Portfolio
ING Fidelity® VIP Growth Portfolio
ING Fidelity® VIP Mid Cap Portfolio
ING JPMorgan Mid Cap Value Portfolio
ING Legg Mason Partners Aggressive Growth Portfolio
ING Neuberger Berman Partners Portfolio
ING OpCap Balanced Value Portfolio
ING Oppenheimer Global Portfolio

(1)          Under the terms of the Management Agreement between ING Investors Trust and Directed Services LLC, the Fund is subject to a “unified fee” arrangement.  Accordingly, the portion of SCAS Fees allocated to the Fund under the Agreement will be borne directly by Directed Services LLC as provided in the Management Agreement.

ING Oppenheimer Strategic Income Portfolio	ING 130/30 Fundamental Research Fund
ING PIMCO Total Return Portfolio	ING Alternative Beta Fund
ING Pioneer High Yield Portfolio	ING Balanced Fund
ING T. Rowe Price Diversified Mid Cap Growth Portfolio	ING Corporate Leaders 100 Fund
ING T. Rowe Price Growth Equity Portfolio	ING Global Target Payment Fund
ING Templeton Foreign Equity Portfolio	ING Global Science and Technology Fund
ING Thornburg Value Portfolio	ING Growth and Income Fund
ING UBS U.S. Large Cap Equity Portfolio	ING Index Plus LargeCap Fund
ING Van Kampen Comstock Portfolio	ING Index Plus MidCap Fund
ING Van Kampen Equity and Income Portfolio	ING Index Plus SmallCap Fund
ING Money Market Fund
ING PRIME RATE TRUST	ING Small Company Fund
ING Strategic Allocation Conservative Fund
ING RISK MANAGED NATURAL RESOURCES FUND	ING Strategic Allocation Growth Fund
ING Strategic Allocation Moderate Fund
ING SENIOR INCOME FUND	ING Tactical Asset Allocation Fund
ING U.S. Government Money Market Fund
ING SEPARATE PORTFOLIOS TRUST
ING SPorts Core Fixed Income Fund

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.

ING SPorts Core Plus Fixed Income Fund	ING VP Strategic Allocation Conservative Portfolio
ING VP Strategic Allocation Growth Portfolio

ING VARIABLE INSURANCE TRUST

ING VP Strategic Allocation Moderate Portfolio
ING GET U.S. Core Portfolio - Series 2
ING GET U.S. Core Portfolio - Series 3

ING VARIABLE FUNDS

ING GET U.S. Core Portfolio - Series 4	ING VP Growth and Income Portfolio
ING GET U.S. Core Portfolio - Series 5
ING GET U.S. Core Portfolio - Series 6

ING VARIABLE PORTFOLIOS, INC.

ING GET U.S. Core Portfolio - Series 7	ING BlackRock Global Science and Technology Portfolio
ING GET U.S. Core Portfolio - Series 8	ING International Index Portfolio
ING GET U.S. Core Portfolio - Series 9	ING Lehman Brothers U.S. Aggregate Bond Index® Portfolio
ING GET U.S. Core Portfolio — Series 10	ING Morningstar® U.S. GrowthSM Index Portfolio
ING GET U.S. Core Portfolio — Series 11	ING Opportunistic LargeCap Growth Portfolio
ING GET U.S. Core Portfolio — Series 12	ING Opportunistic LargeCap Value Portfolio
ING GET U.S. Core Portfolio — Series 13	ING RussellTM Large Cap Index Portfolio
ING GET U.S. Core Portfolio — Series 14	ING RussellTM Mid Cap Index Portfolio
ING RussellTM Small Cap Index Portfolio

ING VARIABLE PRODUCTS TRUST

ING U.S. Government Money Market Portfolio
ING VP International Value Portfolio	ING VP Index Plus LargeCap Portfolio
ING VP MidCap Opportunities Portfolio	ING VP Index Plus MidCap Portfolio
ING VP SmallCap Opportunities Portfolio	ING VP Index Plus SmallCap Portfolio

ING SERIES FUND, INC.

Brokerage Cash Reserves

(1)          Under the terms of the Management Agreement between ING Investors Trust and Directed Services LLC, the Fund is subject to a “unified fee” arrangement.  Accordingly, the portion of SCAS Fees allocated to the Fund under the Agreement will be borne directly by Directed Services LLC as provided in the Management Agreement.

ING VP Small Company Portfolio
ING WisdomTreeSM Global High-Yielding Equity Index Portfolio

ING VP BALANCED PORTFOLIO, INC.
ING VP Balanced Portfolio

ING VP INTERMEDIATE BOND PORTFOLIO

ING VP MONEY MARKET PORTFOLIO

(1)          Under the terms of the Management Agreement between ING Investors Trust and Directed Services LLC, the Fund is subject to a “unified fee” arrangement.  Accordingly, the portion of SCAS Fees allocated to the Fund under the Agreement will be borne directly by Directed Services LLC as provided in the Management Agreement.